SUNAMERICA SERIES TRUST
Supplement to the Statement of Additional Information
dated May 1, 2008
On page 53 of the Statement of Additional Information, in the table showing fees paid to the subadvisers, the lines relating to J.P. Morgan Investment Management Inc. (“JP Morgan”) are deleted and replaced in their entirety with the following:

		2008	2007	2006
JP Morgan	Balanced Portfolio (since 1/23/06)	$661,448	$725,181	$19,209
	Global Equities Portfolio (since 11/1/05)	995,631	966,294	234,215
	Mid-Cap Growth Portfolio (since 05/01/07)	755,704	—	—
Dated: September 9, 2008